                                                                     EXHIBIT 4.2

                       NATIONWIDE HEALTH PROPERTIES, INC.

                                      AND

                             THE BANK OF NEW YORK,
                                                   Trustee


                                   _________

                                   INDENTURE



                         Dated as of ___________, 1996

                                   _________



                                Debt Securities

                               TABLE OF CONTENTS
                                  ____________

                                                                            Page
     Parties..........................................................      1

     Recitals.........................................................      1

                                  ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                               OF GENERAL APPLICATION.................      1

SECTION 101.  Definitions.............................................      1
  "Act"...............................................................      2
  "Affiliate".........................................................      2
  "Authenticating Agent"..............................................      2
  "Bearer Debt Security"..............................................      2
  "Beneficial Owner"..................................................      2
  "Board of Directors"................................................      2
  "Board Resolution"..................................................      3
  "Business Day"......................................................      3
  "Common Stock"......................................................      3
  "Company"...........................................................      3
  "Company Request" and "Company Order"...............................      3
  "Corporate Trust Office"............................................      3
  "Corporation".......................................................      3
  "Coupon"............................................................      3
  "Debt Security" or "Debt Securities"................................      3
  "Debt Securities Register" and "Debt Securities
     Registrar".......................................................      4
  "Defaulted Interest"................................................      4
  "Depositary"........................................................      4
  "Event of Default"..................................................      4
  "Global Debt Security"..............................................      4
  "Holder"............................................................      4
  "Indenture".........................................................      4
  "Interest Payment Date".............................................      4
  "Maturity"..........................................................      4
  "Officers' Certificate".............................................      5
  "Opinion of Counsel"................................................      5
  "Original Issue Discount Debt Security".............................      5
  "Outstanding".......................................................      5
  "Paying Agent"......................................................      6
  "Person"............................................................      6
  "Place of Payment"..................................................      6
  "Predecessor Debt Security".........................................      6
  "Redemption Date"...................................................      6
  "Redemption Price"..................................................      7
  "Registered Debt Security"..........................................      7
  "Regular Record Date"...............................................      7

          "REIT".........................................................    7
          "Responsible Officer"..........................................    7
          "SEC"..........................................................    7
          "Special Record Date"..........................................    7
          "Stated Maturity"..............................................    7
          "Subsidiary"...................................................    7
          "TIA"..........................................................    7
          "Trustee"......................................................    7
          "Voting Stock".................................................    8

SECTION 102.   Compliance Certificates and Opinions......................    8

SECTION 103.   Form of Documents Delivered to Trustee....................    9

SECTION 104.   Acts of Holders...........................................    9

SECTION 105.   Notices, Etc., to Trustee and Company.....................   11

SECTION 106.   Notices to Holders; Waiver................................   12

SECTION 107.   Communication by Holders with Other Holders...............   12

SECTION 108.   Effect of Headings and Table of Contents..................   13

SECTION 109.   Successors and Assigns....................................   13

SECTION 110.   Separability Clause.......................................   13

SECTION 111.   Benefits of Indenture.....................................   13

SECTION 112.   Governing Law.............................................   13

SECTION 113.   Legal Holidays............................................   13

SECTION 114.   Trust Indenture Act Controls..............................   14

                                  ARTICLE TWO
                                DEBT SECURITY FORMS......................   14

SECTION 201.    Form of Debt Securities..................................   14

SECTION 202.    Form of Trustee's Certificate of Authentication..........   15

SECTION 203.    Form of Trustee's Certificate of Authentication by
                an Authenticating Agent..................................   15

SECTION 204.    Provisions in Global Debt Security.......................   16

                                 ARTICLE THREE
                              THE DEBT SECURITIES........................   17

SECTION 301.    Amount Unlimited; Issuable in Series.....................   17

SECTION 302.      Denominations......................................   20

SECTION 303.      Execution, Authentication, Delivery and Dating.....   20

SECTION 304.      Temporary Debt Securities..........................   22

SECTION 305.      Registration, Registration of Transfer and Exchange   22

SECTION 306.      Mutilated, Destroyed, Lost and Stolen Debt
                  Securities.........................................   26

SECTION 307.      Payment of Interest; Interest Rights Preserved.....   27

SECTION 308.      Persons Deemed Owners..............................   29

SECTION 309.      Cancellation.......................................   29

SECTION 310.      Computation of Interest............................   30

                                  ARTICLE FOUR
                          SATISFACTION AND DISCHARGE.................   30

SECTION 401.      Satisfaction and Discharge of Indenture............   30

SECTION 402.      Application of Trust Money.........................   31

                                  ARTICLE FIVE
                                    REMEDIES.........................   32

SECTION 501.      Events of Default..................................   32

SECTION 502.      Acceleration of Maturity; Rescission and Annulment.   34

SECTION 503.      Collection of Indebtedness and Suits for
                  Enforcement by Trustee.............................   36

SECTION 504.      Trustee May File Proofs of Claim...................   37

SECTION 505.      Trustee May Enforce Claims Without Possession of
                  Debt Securities....................................   38

SECTION 506.      Application of Money Collected.....................   38

SECTION 507.      Limitation on Suits................................   38

SECTION 508.      Unconditional Right of Holders to Receive
                  Principal, Premium and Interest....................   39

SECTION 509.      Restoration of Rights and Remedies.................   39

SECTION 510.      Rights and Remedies Cumulative.....................   40

SECTION 511.      Delay or Omission Not Waiver.......................   40


SECTION 512.      Control by Holders...........................................   40

SECTION 513.      Waiver of Past Defaults......................................   41

SECTION 514.      Undertaking for Costs........................................   42

SECTION 515.      Waiver of Stay or Extension Laws.............................   42

                                  ARTICLE SIX
                                  THE TRUSTEE..................................   42

SECTION 601.      Certain Duties and Responsibilities..........................   42

SECTION 602.      Notice of Defaults...........................................   44

SECTION 603.      Certain Rights of Trustee....................................   44

SECTION 604.      Not Responsible for Recitals or Issuance of Debt
                  Securities...................................................   46

SECTION 605.      May Hold Debt Securities.....................................   46

SECTION 606.      Money Held in Trust..........................................   46

SECTION 607.      Compensation, Reimbursement and Indemnity....................   46

SECTION 608.      Corporate Trustee Required; Eligibility......................   47

SECTION 609.      Resignation and Removal; Appointment of Successor............   48

SECTION 610.      Acceptance of Appointment by Successor.......................   50

SECTION 611.      Merger, Conversion, Consolidation or Succession to
                  Business.....................................................   51

SECTION 612.      Appointment of Authenticating Agent..........................   52

SECTION 613.      Preferential Collection of Claims Against Company............   53

SECTION 614.      Reports by Trustee to Holders................................   53

SECTION 615.      Other Capacities.............................................   53

SECTION 616.      Notice of Default............................................   54

                                 ARTICLE SEVEN
                                 HOLDERS' LISTS................................   54

SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders....   54


                                 ARTICLE EIGHT
             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE;
                               CREATION OF LIENS.........................   55
SECTION 801.   Company May Consolidate, Etc..............................   55

SECTION 802.   Successor Corporation Substituted.........................   56

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES.....................   56

SECTION 901.   Supplemental Indentures Without Consent
                     of Holders..........................................   56

SECTION 902.   Supplemental Indentures with Consent of Holders...........   57

SECTION 903.   Execution of Supplemental Indentures......................   59

SECTION 904.   Effect of Supplemental Indentures.........................   59

SECTION 905.   Reference in Debt Securities to Supplemental
               Indentures................................................   59

                                  ARTICLE TEN
                                   COVENANTS.............................   60

SECTION 1001.  Payment of Principal, Premium and Interest................   60

SECTION 1002.  Maintenance of Office or Agency...........................   60

SECTION 1003.  Money for Debt Security Payments to be Held in
               Trust.....................................................   61

SECTION 1004.  Statement as to Compliance................................   62

SECTION 1005.  Waiver of Certain Covenants...............................   63

SECTION 1006.  SEC Reports...............................................   63

SECTION 1007.  Limitations on Dividends, Distributions and
               Acquisitions of Capital Stock.............................   63

                                 ARTICLE ELEVEN
                         REDEMPTION OF DEBT SECURITIES...................   64

SECTION 1101.  Right of Redemption.......................................   64

SECTION 1102.  Election to Redeem; Notice to Trustee.....................   64

SECTION 1103.  Selection by Trustee of Debt Securities to be
               Redeemed..................................................   65

SECTION 1104.  Notice of Redemption......................................   65

SECTION 1105.  Deposit of Redemption Price...............................   66

SECTION 1106.  Debt Securities Payable on Redemption Date................   67

SECTION 1107.  Debt Securities Redeemed in Part..........................   67

                                 ARTICLE TWELVE
                                  SINKING FUND...........................   68

SECTION 1201.  Mandatory and Optional Sinking Fund Payments..............   68

SECTION 1202.  Satisfaction of Sinking Fund Payments with Debt
               Securities................................................   68

SECTION 1203.  Redemption of Debt Securities for Sinking Funds...........   69

                                ARTICLE THIRTEEN
                          CONVERSION OF DEBT SECURITIES..................   70

SECTION 1301.  Conversion Privilege......................................   70

SECTION 1302.  Exercise of Conversion Privilege..........................   70

SECTION 1303.  Fractions of Shares.......................................   71

SECTION 1304.  Adjustments of Conversion Price...........................   72

SECTION 1305.  Notice of Adjustments of Conversion Price.................   75

SECTION 1306.  Notice of Certain Corporate Action........................   75

SECTION 1307.  Taxes on Conversions......................................   76

                                ARTICLE FOURTEEN
                            RESTRICTIONS ON TRANSFER.....................   76

SECTION 1401.  Restrictions on Transfer..................................   76

          INDENTURE, dated as of ____________, 1996 between NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (hereinafter called the "COMPANY"), and THE BANK OF NEW YORK, a New York state banking corporation, as Trustee hereunder (hereinafter called the "TRUSTEE").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated debt securities, unlimited as to principal amount, to bear such rates of interest, if any, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of any series thereof, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 101.  Definitions.
                   -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation;

          (4) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (5) the word "OR" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both"); and

          (6) nouns and pronouns of the masculine gender include the feminine gender.

          "ACT" when used with respect to any Holder has the meaning specified in Section 104.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purpose of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms, "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

          "AUTHENTICATING AGENT" means any Person which shall at the time be appointed and acting, pursuant to Section 612, as an agent of the Trustee to authenticate Debt Securities.

          "BEARER DEBT SECURITY" means any Debt Security payable to bearer and, unless the context otherwise requires, all coupons appertaining thereto.

          "BENEFICIAL OWNER" means any Person who owns outstanding stock directly or beneficially or who is deemed to be an actual or constructive owner of such stock through the application of section 544, as modified by section 856(h)(1)(B), of the Internal Revenue Code of 1986, as amended. The terms "BENEFICIAL OWNERSHIP" and "BENEFICIALLY OWN" shall have correlative meanings.

          "BOARD OF DIRECTORS" means either the Board of Directors of the Company or any committee of the Board duly authorized to act in any matter relating hereto.

          "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or a duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "BUSINESS DAY" with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions are authorized or obligated by law or executive order to close in any such Place of Payment, or such other day as provided in or pursuant to an Officers' Certificate or supplemental indenture referred to in Section 301.

          "COMMON STOCK" means the shares of common stock, $.10 par value per share, of the Company.

          "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "COMPANY REQUEST" and "COMPANY ORDER" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, a Vice Chairman, the President, or a Vice President (whether or not designated by a number or a word or words added before or after any such title), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally conducted, which office, at the date of execution of this Indenture, is located at 101 Barclay Street, 21st Floor, New York, New York 10286.

          "CORPORATION", whether or not such term is capitalized, includes corporations, associations, companies and business trusts.

          "COUPON" means any interest coupon appertaining to a Bearer Debt Security.

          "DEBT SECURITY" or "DEBT SECURITIES" means any debt security or debt securities, as the case may be, authenticated and delivered under this Indenture.

          "DEBT SECURITIES REGISTER" and "DEBT SECURITIES REGISTRAR" have the respective meanings specified in Section 305.

          "DEFAULTED INTEREST" has the meaning specified in Section 307.

          "DEPOSITARY" means, with respect to the Debt Securities of any series issuable or issued in whole or in part in the form of a Global Debt Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable procedures of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one Person, "Depositary", as used with respect to the Debt Securities of any such series, shall mean the Depositary with respect to the Debt Securities of that series.

          "EVENT OF DEFAULT" has the meaning specified in Section 501.

          "GLOBAL DEBT SECURITY" means a Debt Security in the form prescribed in
Section 204 evidencing all or part of a series of Debt Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

          "HOLDER" when used with respect to a Registered Debt Security means the Person in whose name such Debt Security is registered in the Debt Securities Register and, when used with respect to a Bearer Debt Security or a coupon, means the bearer thereof.

          "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the form and terms of particular Debt Securities as established by or pursuant to each Board Resolution pursuant to Section 201 or 301.

          "INTEREST PAYMENT DATE" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security.

          "MATURITY" when used with respect to any Debt Security means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President (whether or not designated by a number or a word or words added before or after any such title) and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel designated by the Company, acceptable to the Trustee.

          "ORIGINAL ISSUE DISCOUNT DEBT SECURITY" means a Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

          "OUTSTANDING" when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:
                                ------

          (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Debt Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities provided that, if such Debt
                                             --------
     Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

        (iii) Debt Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Debt Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Debt Security at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in Section 104(a), and, provided further, that Debt Securities owned by
                                 -------- -------
the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or such other obligor.

          "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Debt Securities on behalf of the Company, and, subject to the provisions of Section 1003, may include the Company.

          "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PLACE OF PAYMENT" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest, if any, on the Debt Securities of that series are payable as provided pursuant to Section 301.

          "PREDECESSOR DEBT SECURITY" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debt Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debt Security.

          "REDEMPTION DATE" when used with respect to any Debt Security to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

          "REDEMPTION PRICE" when used with respect to any Debt Security to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

          "REGISTERED DEBT SECURITY" means any Debt Security registered in the Debt Securities Register.

          "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date (other than at Maturity) on the Registered Debt Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "REIT" means a real estate investment trust qualified under Sections 856-860 of the Internal Revenue Code of 1986, as amended.

          "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters. In the absence of bad faith on the part of the Company or a Holder, the Company or the Holder, as the case may be, may conclusively rely upon the statement of an officer of the Trustee as to whether an officer (including the officer making the statement) is assigned by the Trustee to administer the Trustee's corporate trust matters.

          "SEC" means the Securities and Exchange Commission.

          "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "STATED MATURITY" when used with respect to any Debt Security or any installment of interest thereon means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such installment of interest is due and payable.

          "SUBSIDIARY" means any corporation at least a majority of the shares of Voting Stock of which shall at the time be owned, directly or indirectly, by the Company or by one or more Subsidiaries.

          "TIA" means the Trust Indenture Act of 1939, as amended and as in effect on the date above written.

          "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Debt Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean exclusively the Trustee with respect to the Debt Securities of that series.

          "VOTING STOCK" when used with respect to the stock of any corporation means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     SECTION 102.  Compliance Certificates and Opinions.
                   ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          For purposes of this Section 102, the term "COMPANY" (whether directly or indirectly used) also includes any other obligor.

     SECTION 103.  Form of Documents Delivered to Trustee.
                   --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104.  Acts of Holders.
                   ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient, and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (d) The principal amount and serial number of any Bearer Debt Security held by any Person, and the date of such Person's holding the same, may be proved by the production of such Bearer Debt Security or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Company to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Debt Security therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Debt Security, if such certificate or affidavit is deemed by the Company to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Debt Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Debt Security is produced, or (2) such Bearer Debt Security is produced to the Trustee by some other Person, or (3) such Bearer Debt Security is surrendered in exchange for a Registered Debt Security, or (4) such Bearer Debt Security is no longer Outstanding. The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial number of any Bearer Debt Security held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Company deems sufficient; and the Company may in any instance require further proof with respect to any of the matters referred to in this Section.

          The principal amount and serial numbers of Registered Debt Securities held by any Person, and the date of his holding the same, shall be proved by the Debt Securities Register.

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Debt Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Debt Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debt Security shall bind every future Holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Debt Securities Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

     SECTION 105.  Notices, Etc., to Trustee and Company.
                   -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise provided in Section 501 hereof) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its President at 4675 MacArthur Court, Suite 1170, Newport Beach, California 92660 or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 106.  Notices to Holders; Waiver.
                   --------------------------

          Where this Indenture provides for notice to Holders of any event, unless otherwise expressly provided herein or in the Officers' Certificate or supplemental indenture referred to in Section 301 with respect to Debt Securities of any series, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debt Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of any cause it shall be impracticable to give such notice, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 107.   Communication by Holders with Other Holders.
                    -------------------------------------------

          Communication among Holders with respect to their rights under this Indenture or the Debt Securities shall be made in accordance with the provisions of TIA (S) 312(b). The Company, the Trustee, the Debt Securities Registrar or any agent thereof shall be afforded the protection provided under TIA (S) 312(c).

     SECTION 108.   Effect of Headings and Table of Contents.
                    ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 109.  Successors and Assigns.
                   ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 110.  Separability Clause.
                   -------------------

          In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 111.  Benefits of Indenture.
                   ---------------------

          Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Debt Securities Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder, and the Holders of Debt Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 112.  Governing Law.
                   -------------

          This Indenture and the Debt Securities shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the internal laws of the State of New York, except to the extent certain matters may be governed as a matter of law by federal law.

     SECTION 113.  Legal Holidays.
                   --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security shall not be a Business Day at a Place of Payment, then (notwithstanding any other provision of this Indenture or such Debt Security) payment of interest or principal (and premium, if any) need not be made on such date at such Place of Payment, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

     SECTION 114.  Trust Indenture Act Controls.
                   ----------------------------

          If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.


                                  ARTICLE TWO

                              DEBT SECURITY FORMS

     SECTION 201.   Form of Debt Securities.
                    -----------------------

          The Debt Securities of each series shall be in substantially the form (including any global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (including such other provisions as are necessary to reflect the global form of any Debt Security, and the designation of a Depositary for such Global Debt Security), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or other laws, rules or regulations or as may, consistently herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution of the Debt Securities.

          The definitive Debt Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

     SECTION 202.  Form of Trustee's Certificate of Authentication.
                   -----------------------------------------------

          The Trustee's Certificate of Authentication on all Debt Securities shall be in substantially the following form:

          This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

                              [Name of Trustee],
                              as Trustee



                              By _________________________
                                     Authorized Signatory

     SECTION 203.   Form of Trustee's Certificate of Authentication by an
                    -----------------------------------------------------
                    Authenticating Agent.
                    --------------------

          If at any time there shall be appointed an Authenticating Agent pursuant to Section 612, the Trustee's Certificate of Authentication by such Authenticating Agent on all Debt Securities shall be in substantially the following form:

          This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

                              [Name of Trustee],
                              as Trustee




                               By [Name of Authenticating
                                  Agent,]
                                 Authenticating Agent


                              By ___________________________
                                 Authorized Signer

     SECTION 204.   Provisions in Global Debt Security.
                    ----------------------------------

          If Debt Securities of a series are issuable in whole or in part as Global Debt Securities, as specified as contemplated by Section 301, then, notwithstanding the provisions of Sections 301 and 302, any such Global Debt Security shall represent such of the Outstanding Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate principal amount of Outstanding Debt Securities from time to time endorsed thereon and that the aggregate principal amount of Outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. The Global Debt Securities may be permanent or temporary. Any endorsement of a Global Debt Security to reflect the amount, or any increase or decrease in the principal amount, of Outstanding Debt Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any permanent Global Debt Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been or simultaneously is delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Debt Security shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

          Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest, if any, on any permanent Global Debt Securities shall be made to the Person or Persons specified therein.

          Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Debt Securities represented by a Global Debt Security as shall be specified in a written statement of the Depositary with respect to such Global Debt Security, only for purposes of obtaining any consents or directions required to be given by the Holders pursuant to this Indenture.

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Debt Securities, any Global Debt Security shall provide, in addition to the provisions established pursuant to Sections 201 and 301 and set forth in the preceding paragraphs, that the Depositary will not sell, assign, transfer or otherwise convey any beneficial interest in such Global Debt Security unless such beneficial interest is in an amount equal to an authorized denomination for Debt Securities of such series, and that the Depositary, by accepting such Global Debt Security, agrees to be bound by such provision. Any Global Debt Security shall also contain such other provisions as are necessary to reflect the global form of such Debt Security and the designation of a Depositary for such Global Debt Security.


                                 ARTICLE THREE

                              THE DEBT SECURITIES

     SECTION 301.   Amount Unlimited; Issuable in Series.
                    ------------------------------------

          The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in or determined in the manner described in an Officers' Certificate, or established in one or more indentures supplemental hereto:

          (1) the title of the Debt Securities and the series in which such Debt Securities shall be included;

          (2) any limit upon the aggregate principal amount of the Debt Securities of that series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of that series pursuant to Section 304, 305, 306, 905 or 1107) and the percentage of their principal amount at which the Debt Securities will be issued;

          (3) the date or dates on which the principal of the Debt Securities of that series is payable or the manner of determining the same;

          (4) the rate or rates at which the Debt Securities of that series shall bear interest, if any, or the manner of determining the same, the date or dates from which such interest shall accrue, or the manner of determining the same, the Interest Payment Dates on which such interest shall be payable and the Regular

     Record Date for the determination of Holders to whom interest shall be payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a year of twelve 30-day months;

          (5) the place or places where the principal of (and premium, if any) and interest, if any, on the Debt Securities of that series shall be payable and the method of such payment;

          (6) the period or periods within which, the price or prices at which and the terms and conditions upon which the Debt Securities of that series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem or purchase Debt Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of U.S. $100,000 and any integral multiple of U.S. $1,000 above U.S. $100,000, the denominations in which the Debt Securities of that series shall be issuable;

          (9) if other than the principal amount thereof, the portion of the principal amount of the Debt Securities of that series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (10) the currency or currencies, including composite currencies or units of two or more currencies, in which the payment of the principal of (and premium, if any) and interest on the Debt Securities of that series shall be payable (if other than currency of the United States of America);

          (11) the provisions, if any, relating to the conversion or exchange of the Debt Securities of any series into Debt Securities of another series or into Common Stock;

          (12) any additional covenants and events of default and the remedies with respect thereto concerning the Debt Securities of that series if not set forth herein;

          (13) whether any Debt Securities of the series are to be issued in whole or in part in the form of one or more Global Debt Securities and, if so, the Depositary for such Global Debt Security or Debt Securities (which Depositary shall be, if then required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation) and whether beneficial owners of interests in such Global Debt Security or Debt Securities may exchange such interests for Debt Securities of such series and of like tenor and of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305);

          (14) the identity of the Trustee for the Debt Securities of the series and if not the Trustee, the identity of each Paying Agent and Debt Securities Registrar for the Debt Securities of the series; and

          (15) any other terms of the Debt Securities of that series.

          All Debt Securities of any one series shall be substantially identical except as to denomination, currency, the rate or rates of interest, if any, and the Maturity and except as may otherwise be provided in or pursuant to such Board Resolution and set forth or determined in the manner described in such Officers' Certificate, or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Debt Securities of that series.

          Unless otherwise established in or pursuant to an Officers' Certificate, or in one or more indentures supplemental hereto, at the option of the Company, interest on the Debt Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Debt Securities Register.

          If the form of Debt Securities of any series is established by action taken pursuant to a Board Resolution, an appropriate Officers' Certificate setting forth such form together with a copy of the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the order contemplated by Section 303 for the authentication and delivery of such Debt Securities.

     SECTION 302.   Denominations.
                    -------------

          The Debt Securities of each series may be issued as Bearer Debt Securities, as Registered Debt Securities or in any combination thereof, and in such denominations and amounts, all as from time to time set forth in an Officers' Certificate or supplemental indenture referred to in Section 301.

     SECTION 303.   Execution, Authentication, Delivery and Dating.
                    --------------------------------------- ------

          The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board or its President or one of its Vice Presidents (whether or not designated by a number or a word or words added before or after any such title) under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any or all of these officers on the Debt Securities may be manual or facsimile.

          Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the dates of such Debt Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company to the Trustee for authentication, together with the Officers' Certificate or supplemental indenture with respect to such Debt Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Debt Securities, and the Trustee, in accordance with Company Order, but subject to the provisions hereof, shall authenticate and deliver such Debt Securities. Such Company Order may provide that Debt Securities which are the subject thereof will be authenticated and delivered by the Trustee upon the order of Persons designated in said Company Order communicated to the Trustee in writing or by telephone or other means set forth in such Company Order and that such Persons are authorized to determine such terms and conditions of said Debt Securities as are specified in the Company Order. In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) that the form and terms of such Debt Securities have been established in conformity with the provisions of this Indenture; and

          (b) that all conditions precedent to the authentication and delivery of such Debt Securities have been complied with and that such Debt Securities, when completed by appropriate insertions, authenticated and delivered by the Trustee, issued by the Company and sold in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership and similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

          If all the Debt Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Debt Security, but such opinion, with appropriate modifications, shall be delivered at or before the time of issuance of the first Debt Security of such series.

          The Trustee shall not be required to authenticate such Debt Securities if the issue of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee being advised by counsel determines that such action may not lawfully be taken.

          Each Debt Security shall be dated the date of its authentication.

          No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories or authorized Authenticating Agents, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder.

     SECTION 304.   Temporary Debt Securities.
                    -------------------------

          Pending the preparation or distribution of definitive Debt Securities of any series, the Company may execute and deliver to the Trustee, and upon Company Order the Trustee shall authenticate and deliver in the manner provided in Section 303, a temporary Debt Security or temporary Debt Securities of that series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued or in such form as may be prescribed in the Officers' Certificate or supplemental indenture referred to in Section 301 with respect to such Debt Securities, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by the their execution of such Debt Securities.

          Except in the case of temporary Global Debt Securities, which shall be exchanged in accordance with the provisions thereof, if temporary Debt Securities are issued, the Company shall cause definitive Debt Securities to be prepared without unreasonable delay. After the preparation of definitive Debt Securities, the temporary Debt Security or temporary Debt Securities of that series shall be exchanged for definitive Debt Securities of that series containing identical terms and provisions upon surrender of the temporary Debt Securities of that series, at an office or agency of the Company maintained for such purpose pursuant to Section 1002, without charge to the Holder, or in such other manner as set forth in the Officers' Certificate or supplemental indenture referred to in Section 301 with respect to such Debt Securities. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of authorized denominations of the same series containing identical terms and provisions. Except as set forth in the Officers' Certificate or supplemental indenture referred to in Section 301 with respect to such Debt Securities, until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of that series authorized and delivered hereunder.

     SECTION 305.  Registration, Registration of Transfer and Exchange.
                   ---------------------------------------------------

          The Company shall cause to be kept at the office of the Debt Securities Registrar designated pursuant to this Section 305 or Section 1002 a register (herein sometimes referred to as the "DEBT SECURITIES REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of each series of Debt Securities and of transfers of each series of Debt Securities. The Trustee is hereby initially appointed "DEBT SECURITIES REGISTRAR" for the purpose of registering Debt Securities and transfers of Debt Securities as herein provided.

          Except as set forth in the Officers' Certificate or supplemental indenture referred to in Section 301 with respect to any Debt Securities of a series, upon surrender for registration of transfer of any Debt Security of any series at any office or agency of the Company maintained for such purpose pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debt Securities of authorized denominations of the same series containing identical terms and provisions, of a like aggregate principal amount.

          Except as set forth in the Officers' Certificate or supplemental indenture referred to in Section 301 with respect to any Debt Securities of a series, at the option of the Holder, Debt Securities of any series may be exchanged for other Debt Securities of authorized denominations of the same series containing identical terms and provisions, of like aggregate principal amount, upon surrender of the Debt Securities to be exchanged at such office or agency. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

          All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

          Every Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Debt Securities Registrar for that series of Debt Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Section 304, 905 or 1107 not involving any transfer.

          The Company shall not be required (a) to exchange Bearer Debt Securities for Registered Debt Securities during the period between the close of business on each Regular Record Date (or any Special Record Date) and the opening of business on the next succeeding Interest Payment Date (or the related date for payment of Defaulted Interest), or (b) in the event of redemption in part, (i) to register the transfer of or exchange Registered Debt Securities or to exchange Bearer Debt Securities for Registered Debt Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Debt Securities called for such redemption; (ii) to register the transfer of or exchange any Registered Debt Securities, or portion thereof, called for redemption except, in the case of any Registered Debt Securities to be redeemed in part, the unredeemed portion of such Registered Debt Securities being redeemed in part; or (iii) to exchange any such Bearer Debt Securities called for redemption; provided, however, that in the case of both (a) and (b) a
                       --------  -------
Bearer Debt Security called for redemption may be exchanged for a Registered Debt Security which is simultaneously surrendered, with written instructions for payment on the Redemption Date. The Company also shall not be required to exchange Bearer Debt Securities for Registered Debt Securities, if, as a result thereof, the Company would incur adverse consequences under United States federal income tax laws in effect at the time of such exchange.

          If at any time the Depositary for the Debt Securities of a series issued in the form of one or more Global Debt Securities notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 301, the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within ninety (90) days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue Global Debt Securities pursuant to Section 301 shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Debt

Security or Debt Securities representing such series in exchange for such Global Debt Security or Debt Securities.

          The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Debt Securities shall no longer be represented by such Global Debt Security or Debt Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debt Security or Debt Securities representing such series in exchange for such Global Debt Security or Debt Securities.

          Unless and until a Global Debt Security is exchanged in whole or in part for Debt Securities in definitive form in accordance with the provisions of this Indenture, a Global Debt Security may not be transferred except as a whole by the Depositary with respect to such Global Debt Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor. Unless otherwise provided as contemplated by Section 301 with respect to any series of Debt Securities evidenced in whole or in part by a Global Debt Security, the Depositary may not sell, assign, transfer or otherwise convey any beneficial interest in a Global Debt Security evidencing all or part of the Debt Securities of such series unless such beneficial interest is in an amount equal to an authorized denomination for Debt Securities of such series.

          Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any Global Debt Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a Global Debt Security are entitled to exchange such interests for Debt Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than one Business Day prior to the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Debt Securities of such series in aggregate principal amount equal to the principal amount of such Global Debt Securities, executed by the Company. On or after the earliest date on which such interests may be so exchanged such Global Debt Securities shall be surrendered by the Depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Debt Securities of such series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Debt Securities, a like aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor as the portion of such Global Debt Securities to be exchanged as shall be specified by the Depositary; provided, however, that no such exchanges may occur for a
                   --------  -------
period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Debt Securities called for redemption; if a Registered Debt Security of any series is issued in exchange for any portion of a Global Debt Security after the close of business at the office or agency where such exchange occurs on (1) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (2) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect to such Registered Debt Securities, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Debt Securities is payable in accordance with the provisions of this Indenture.

     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Debt Securities.
                   -----------------------------------------------------

          If there is delivered to the Trustee any mutilated Debt Security and such security or indemnity as may be required by the Trustee to save the Trustee and the Company harmless, then the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debt Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security.

          Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

     SECTION 307.  Payment of Interest; Interest Rights Preserved.
                   ----------------------------------------------

          Interest on any Registered Debt Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Registered Debt Security, be paid to the Person in whose name such Registered Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, unless interest is payable at Maturity, in which case interest shall be paid to the Person entitled to receive payment of the principal of such Registered Debt Security at Maturity.

          Any interest on any Registered Debt Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Registered Debt Security (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the

     Registered Debt Securities affected (or their respective Predecessor Debt Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Debt Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Debt Securities at his address as it appears in the Debt Securities Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Debt Securities (or their respective Predecessor Debt Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Debt Securities affected may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause (2), such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

     SECTION 308.  Persons Deemed Owners.
                   ---------------------

          The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Debt Security as the owner of such Debt Security for the purpose of receiving payment of principal of (and premium, if any) and any interest, if any, on such Bearer Debt Security and for all other purposes whatsoever, whether or not such Debt Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. Prior to due presentment of a Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Notwithstanding the foregoing, with respect to any Global Debt Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and holders of beneficial interests in any Global Debt Security, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Global Debt Security.

     SECTION 309.  Cancellation.
                   ------------

          All Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Debt Securities and Debt Securities surrendered directly to the Trustee for any such purpose shall (i) in the case of Bearer Debt Securities, be retained in the possession of the Trustee for the purpose of reissuance upon subsequent exchanges, and the Trustee, prior to reissuance of any such Bearer Debt Security, shall detach therefrom and cancel all matured coupons, or, at the discretion of the Trustee, be cancelled promptly by the Trustee, and (ii) in the case of Registered Debt Securities, be cancelled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee unless otherwise instructed by the Company. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Upon written instructions of the Company, all cancelled Debt Securities shall be returned to the Company upon the written request of the Company.

     SECTION 310.  Computation of Interest.
                   -----------------------

          Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a year of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

     SECTION 401.  Satisfaction and Discharge of Indenture.
                   ---------------------------------------

          This Indenture shall cease to be of further effect (except as otherwise specifically provided herein and to any surviving rights of registration of transfer, conversion or exchange of Debt Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Debt Securities theretofore authenticated and delivered (other than (i) coupons appertaining to Bearer Debt Securities surrendered for exchange for Registered Debt Securities and maturing after such exchange, whose surrender has been waived, (ii) Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Bearer Debt Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived, and (iv) Debt Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003), have been delivered to the Trustee for cancellation; or

          (B) all such Debt Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

              (ii)  will become due and payable at their Stated Maturity within one year, or

             (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) of paragraph (B) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debt Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be:

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Sections 607 and 612 and the obligations of the Trustee to any Authenticating Agent under Section 612 and, if money shall have been deposited with the Trustee pursuant to paragraph (B) of this Section, the rights, powers, protections, trusts, duties and indemnities of the Trustee hereunder, the Company's obligations with respect to such Debt Securities under Sections 304, 305, 306, 1002, 1003 and 1006, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

     SECTION 402.  Application of Trust Money.
                   --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    REMEDIES

     SECTION 501.  Events of Default.
                   -----------------

          "EVENT OF DEFAULT" wherever used herein with respect to Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule, or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Debt Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (and premium, if any) on any Debt Security of that series when it becomes due and payable at its Maturity; or

          (3) default in the deposit of any sinking fund payment when the same shall become due and payable by the terms of any Debt Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Debt Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Debt Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

          (5) a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official shall take possession of the Company or any substantial part of its property without its consent, or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company in an involuntary case under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator, conservator, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such possession, decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by either of the foregoing to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors; or

          (7) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay principal of such indebtedness in an amount exceeding $10,000,000 when due and payable (other than as a result of acceleration), after expiration of any applicable grace period with respect thereto, or shall have resulted in such indebtedness, in an aggregate principal amount exceeding $10,000,000, becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of that series, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder;

     provided, however, that any such event of default shall not be deemed to
     --------  -------
     have occurred so long as the Company shall contest the validity thereof in good faith by appropriate proceedings (notwithstanding the foregoing, the Trustee shall be obligated to provide the notice specified in Section 602); or

          (8) any other event of default provided with respect to Debt Securities of that series.

     SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
                   --------------------------------------------------

          If an Event of Default occurs with respect to Debt Securities of any series and is continuing, then and in every such case the Trustee (upon obtaining knowledge of such Event of Default) or the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of that series may declare the principal of all the Debt Securities of that series, or if the Debt Securities of that series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of that series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest, if any, on all Debt Securities of that series,

               (B) the principal of (and premium, if any, on) any Debt Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Debt Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Debt Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Debt Securities of that series, other than the non-payment of the principal of Debt Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Upon receipt by the Trustee of any declaration of acceleration given by a Holder of a Debt Security or by a Person who is the beneficial owner of an interest in a Global Debt Security (as conclusively established by the Depositary's records or rescission and annulment thereof, with respect to Debt), Securities of a series all or part of which is represented by a Global Debt Security, the Trustee shall establish a record date for determining Holders of Outstanding Debt Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, which record date shall be at the close of business on the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of
                                --------
acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is ninety (90) days after such record date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such ninety (90) day period, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

     SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                   -------------------------------------------------------
                    Trustee.
                    -------

          The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Debt Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof or in the deposit of any sinking fund payment, if any, when the same shall have become payable, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities, the whole amount then due and payable on such Debt Securities for principal (and premium, if any) and interest, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest is lawful, upon overdue installments of interest, at the rate or rates borne by or provided for in such Debt Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debt Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debt Securities wherever situated.

          If an Event of Default with respect to the Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of that series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

 SECTION 504.  Trustee May File Proofs of Claim.
               --------------------------------

          In case of the pendency of any receivership, conservatorship, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial or other proceeding relative to the Company or any other obligor upon the Debt Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Debt Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official in any such judicial or other proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 505.   Trustee May Enforce Claims Without Possession of Debt
                    -----------------------------------------------------
                    Securities.
                    ----------

          All rights of action and claims under this Indenture or any of the Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities in respect of which such judgment has been recovered.

     SECTION 506.  Application of Money Collected.
                   ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid upon the Debt Securities for principal (and premium, if any) and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, if any, respectively; and

          THIRD: The balance, if any, to the Company or any other Person or Persons entitled thereto.

     SECTION 507.   Limitation on Suits.
                    -------------------

          No Holder of any Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of that series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of that series;

it being understood and intended that no one or more Holders of Debt Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debt Securities of that series or of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debt Securities of that series.

     SECTION 508.   Unconditional Right of Holders to Receive Principal, Premium
                    ------------------------------------------------------------
                    and Interest.
                    ------------

          Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest (including any additional interest provided for in an Officers' Certificate or supplemental indenture referred to in Section 301 with respect to any Debt Securities of a series), if any, on such Debt Security on the respective Stated Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 509.  Restoration of Rights and Remedies.
                   ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this

Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, subject to any determination in such proceeding, and in every such case the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 510.  Rights and Remedies Cumulative.
                   ------------------------------

          No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511.  Delay or Omission Not Waiver.
                   ----------------------------

          To the extent permitted by law, no delay or omission of the Trustee or of any Holder of any Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512.  Control by Holders.
                   ------------------

          Subject to Section 503, the Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to Debt Securities of that series, provided that
                                           --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to Holders of Debt Securities of that series, or any other series not taking part in such direction, and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Upon receipt by the Trustee of any purported direction with respect to Debt Securities of a series all or part of which is represented by a Global Debt Security, the Trustee shall establish a record date for determining Holders of Outstanding Debt Securities of such series entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained
--------
prior to the day which is ninety (90) days after such record date, such direction shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such ninety
(90) day period, a new direction identical to a direction which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

     SECTION 513.  Waiver of Past Defaults.
                   -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of that series waive any past default hereunder with respect to that series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Debt Security of that series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of that series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514.   Undertaking for Costs.
                    ---------------------

          All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit, other than the Trustee, of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, or any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Debt Security on or after the Stated Maturity expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

     SECTION 515.  Waiver of Stay or Extension Laws.
                   --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

     SECTION 601.  Certain Duties and Responsibilities.
                   -----------------------------------

          (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and, to the extent lawful, no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
                                       ------

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Debt Securities of that series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 602.  Notice of Defaults.
                   ------------------

          Within 90 days after the occurrence of any default hereunder known to a Responsible Officer of the Trustee with respect to the Debt Securities of any series, the Trustee shall transmit in the manner specified under Section 106 to all Holders of Debt Securities of that series (including Holders identified in TIA (S) 315(b)), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in
                                              --------  -------
the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Debt Security of that series, or in the payment of any sinking fund payment with respect to Debt Securities of that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Debt Securities of that series; and provided further, that in the case of any default of the character
            -------- -------
specified in Section 501(4) with respect to Debt Securities of that series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of that series.

     SECTION 603.  Certain Rights of Trustee.
                   -------------------------

                   Subject to the provisions of Section 601,

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Debt Security or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the

Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Debt Security or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     SECTION 604.   Not Responsible for Recitals or Issuance of Debt Securities.
                    -----------------------------------------------------------

          The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities. The Trustee shall not be accountable for the use or application by the Company of the Debt Securities or the proceeds thereof.

     SECTION 605.  May Hold Debt Securities.
                   ------------------------

          The Trustee, any Paying Agent, the Debt Securities Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Debt Securities Registrar or such other agent.

     SECTION 606.  Money Held in Trust.
                   -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. Such amounts shall be invested by the Trustee solely at the written direction of the Company. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 607.  Compensation, Reimbursement and Indemnity.
                   -----------------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee, its officers, directors, agents and employees for, and to hold them harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust, including liability which the Trustee, its officers, directors, agents and employees may incur as a result of failure to withhold, pay or report taxes and including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except in each case to the extent such loss, liability or expense may be attributable to their negligence or bad faith.

          As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on particular Debt Securities.

          Subject to any other rights available to the Trustee under any applicable Bankruptcy Law, when the Trustee incurs expenses or renders services after an Event of Default specified in clause (5) or (6) of Section 501 has occurred, the parties hereto and the Holders, by acceptance of the Debt Securities, hereby agree that such expenses and compensation for services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

          The Trustee's rights under this Section 607 shall survive the resignation or removal of the Trustee, the redemption of the Debt Securities and the termination of this Indenture.

          "TRUSTEE," for purposes of this Section 607, includes any predecessor Trustee, provided that the negligence or bad faith of any Trustee shall not affect the rights under this Section 607 of any other Trustee.

     SECTION 608.  Corporate Trustee Required; Eligibility.
                   ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examin-ing authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          The Trustee shall at all times be subject to the conflict of interest provisions of TIA (S) 310(b), including the optional provision of TIA (S) 310(b)(9), permitted by the second sentence thereof. Furthermore, the conflict of interest provisions of TIA (S) 310(b)(1) regarding conflicts arising between different indentures shall also apply to any conflicts arising between series of Debt Securities issued under this Indenture.

     SECTION 609.  Resignation and Removal; Appointment of Successor.
                   -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 610.

          (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to that series.

          (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of that series, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (2) the Trustee shall become incapable of acting or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Debt Securities of that series and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of that or those series and that at any time there shall be only one Trustee with respect to the Debt Securities of any series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of that series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of that series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of that series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner provided by Section 106. Each notice shall include the name of the Successor Trustee with respect to the Debt Securities of that series and the address of its Corporate Trust Office.

     SECTION 610.   Acceptance of Appointment by Successor.
                    --------------------------------------

          (a) In case of appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect of the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Debt Securities of that or those series as to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series as to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified under this Article.

     SECTION 611.  Merger, Conversion, Consolidation or Succession to Business.
                   -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
--------
Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities.

     SECTION 612.   Appointment of Authenticating Agent.
                    -----------------------------------

          So long as any of the Debt Securities remain Outstanding, there may be one or more Authenticating Agents appointed by the Trustee which shall be authorized to act on behalf and subject to the direction of the Trustee with respect to one or more series of Debt Securities to authenticate Debt Securities issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Debt Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect hereinafter specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which an Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise qualified and
                      --------
eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent, but such Authenticating Agent shall give the Trustee written notice of any such merger, conversion, consolidation or succession.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent acceptable to the Company, in which case it shall give notice of such appointment to Holders as provided in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments.

     SECTION 613.  Preferential Collection of Claims Against Company.
                   -------------------------------------------------

          The Trustee shall at all times be subject to the provisions of TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). Any Trustee who has resigned or been removed is subject to TIA (S) 311(a) to the extent indicated.

     SECTION 614.  Reports by Trustee to Holders.
                   -----------------------------

          Within 60 days after May 15 of each year, commencing May 15, 1997, the Trustee shall transmit to Holders (including Holders identified in TIA (S) 313(c)) in the manner provided by Section 106 a brief report that complies with the provisions of TIA (S) 313(a) and dated as of such reporting date. The Trustee shall also comply with TIA (S) 313(b)(2).

          A copy of each report at the time of its transmission to Holders shall be filed with the SEC and each stock exchange on which the Debt Securities are listed. The Company shall notify the Trustee when the Debt Securities are listed on any stock exchange.

     SECTION 615.  Other Capacities.
                   ----------------

          Except as otherwise specifically provided herein, (i) all references in this Indenture to the Trustee shall be deemed to refer to the Trustee in its capacity as Trustee and in its capacities as Debt Securities Registrar and Paying Agent and (ii) every provision of this Indenture relating to the conduct or affecting the liability or offering protection, immunity or indemnity to the Trustee shall be deemed to apply with the same force and effect to the Trustee acting in its capacities as Paying Agent and Debt Securities Registrar.

     SECTION 616.  Notice of Default.
                   -----------------

          The Trustee shall not be deemed to have or be charged with knowledge of any default or Event of Default with respect to the Debt Securities of any series for which it is acting as Trustee unless (a) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default or (b) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Debt Securities or by any Holder of such Debt Securities.


                                 ARTICLE SEVEN

                                 HOLDERS' LISTS

     SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.
                   ------------------------------------ --------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) not more than 15 days after each Regular Record Date, if any, for each series of Debt Securities (or if no Regular Record Date exists or the interval between Regular Record Dates is greater than six months then at least every six months), a list, in such form as the Trustee may reasonably require, containing all information in the possession or control of the Company, or of any of its Paying Agents, as to the names and addresses of the Holders of Registered Debt Securities of that series as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished provided, however, that so long as the Trustee is the Debt
             --------  -------
Securities Registrar, no such list shall be required to be furnished.

          The Trustee shall preserve, in as current a form as is reasonably practicable, all such information furnished to it or received by it in its capacity as Paying Agent.

          For purposes of this Section 701, the term "COMPANY" also includes any other obligor.


                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE;
                               CREATION OF LIENS

     SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.
                   ----------------------------------------------------

          The Company shall not consolidate with or merge into any other Corporation, or convey, lease or transfer its properties and assets substantially as an entirety to any Person, unless:

          (1) the Corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, lease or transfer the properties and assets of the Company substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 802.   Successor Corporation Substituted.
                    ---------------------------------

          Upon any consolidation or merger, or any conveyance, lease or transfer of the properties and assets of the Company substantially as an entirety, of the type described in and in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation, except in the event of a conveyance by way of lease, shall be relieved of all obligations and covenants under this Indenture and the Debt Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debt Security which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debt Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of execution hereof.

          In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Debt Securities thereafter to be issued as may be appropriate.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

     SECTION 901.  Supplemental Indentures Without Consent
                   ---------------------------------------
                    of Holders.
                    ----------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debt Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of that series) or to surrender any right or power herein conferred upon the Company; or

          (3) to establish the form or terms of Debt Securities of any series as permitted by Sections 201 or 301; or

          (4) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action pursuant to this clause (4) shall not
                --------
     adversely affect the interests of the Holders of Debt Securities of any series in any material respect; or

          (5) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Debt Securities of one or more series, as herein set forth; or

          (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirement of Section 610(b).

     SECTION 902.  Supplemental Indentures with Consent of Holders.
                   -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Debt Securities of that series under this Indenture; provided, however, that no such
                                                --------  -------
supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Debt Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Debt Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the coin or currency in which, the principal of (or premium, if any, on) any Debt Security or the interest, if any, thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the conversion or exchange of the Debt Securities into Common Stock or into Debt Securities of another series in a manner adverse to the Holders,

          (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 513 or
     Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of that series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 903.  Execution of Supplemental Indentures.
                   ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904.  Effect of Supplemental Indentures.
                   ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture executed under this Article shall comply in all respects with the requirements of the TIA.

     SECTION 905.  Reference in Debt Securities to Supplemental Indentures.
                   -------------------------------------------------------

          Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of that series.

                              ARTICLE TEN

                                   COVENANTS

     SECTION 1001.  Payment of Principal, Premium and Interest.
                    ------------------------------------------

          The Company will duly and punctually pay the principal of (and premium, if any) and interest (including any additional interest provided for in an Officers' Certificate or supplemental indenture referred to in Section 301 with respect to any Debt Securities of a series), if any, on the Debt Securities in accordance with the terms of the Debt Securities and this Indenture.

     SECTION 1002.  Maintenance of Office or Agency.
                    -------------------------------

          The Company will maintain in the City of New York, an office or agency or offices or agencies where, unless otherwise set forth in the Officers' Certificate or supplemental indenture referred to in Section 301 with respect to any Debt Securities of a series, Debt Securities may be presented or surrendered for payment, Debt Securities may be surrendered for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the Debt Securities and this Indenture may be served. The Company initially appoints the Trustee at its Corporate Trust Office, as its agent for purposes of presentation or surrender of Debt Securities for payment, registration of transfer, exchange or conversion and for service of notices or demands to or upon it in respect of the Debt Securities and this Indenture. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Corporate Trust Office of the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          In addition to such office or agency, the Company may from time to time designate one or more other offices or agencies where the Debt Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section and may constitute and appoint one or more Paying Agents for the payment of the Debt Securities of that or those series in one or more other cities, and may from time to time rescind such designations and appointments, as the Company may deem desirable or expedient; provided, however, that no such designation, appointment or rescission shall in
--------  -------
any manner relieve the

Company of its obligation to maintain such office and agency in the City of New York for the purposes above mentioned.

     SECTION 1003.  Money for Debt Security Payments to be Held in Trust.
                    ----------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Debt Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Debt Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Debt Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Debt Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Debt Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Subject to applicable escheat laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Debt Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest, if any, has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or
                                        --------  -------
such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 1004.  Statement as to Compliance.
                    --------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the principal financial, principal executive or principal accounting officer stating that:

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

     SECTION 1005.  Waiver of Certain Covenants.
                    ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1004 with respect to the Debt Securities of any series, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Debt Securities of that series at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 1006.  SEC Reports.
                    -----------

          The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company shall also comply with the other provisions of TIA (S) 314(a) concerning the filing and transmission of reports to the SEC, the Trustee and Holders.

     SECTION 1007.  Limitations on Dividends, Distributions and Acquisitions of
                    -----------------------------------------------------------
                    Capital Stock.
                    -------------

          The Company will not declare or pay any dividends or make any distribution to holders of its capital stock (other than dividends or distributions payable in capital stock of the Company or other than as the Company determines is necessary to maintain its status as a REIT), or purchase, redeem or otherwise acquire or retire for value any of its capital stock or any warrants, rights or options (including any securities convertible into or exercisable for such capital stock but not including the Debt Securities) to purchase or acquire any shares of its capital stock or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of the Company's capital stock or any warrants, rights or options (including any securities convertible into or exercisable for such capital stock but not including the Debt Securities) to purchase or acquire any shares of the Company's capital stock if at the time of such action an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

          Notwithstanding the foregoing, the provisions of this Section 1007 will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration; (ii) the retirement of any share of the Company's capital stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other shares of its capital stock.


                                 ARTICLE ELEVEN

                         REDEMPTION OF DEBT SECURITIES

     SECTION 1101.  Right of Redemption.
                    -------------------

          Redemption of Debt Securities of any series at the option of the Company as permitted or required by the terms of such Debt Securities shall be made in accordance with the terms of such Debt Securities and this Article; provided, however, that if as a result of such redemption any Holder would become the Beneficial Owner of more than 9.9% of the outstanding stock of the Company because such Holder's Debt Securities were not redeemed, or were redeemed only in part, then the Company will redeem the requisite number of Debt Securities of such Holder such that such Holder will not Beneficially Own more than 9.9% of the outstanding stock of the Company. The Debt Securities also shall be subject to redemption, in whole or from time to time in part, at any time in order to protect the Company's status as a REIT, at the option of the Company at a redemption price equal to 100% of the principal amount, plus accrued interest to the date of redemption.

     SECTION 1102.  Election to Redeem; Notice to Trustee.
                    -------------------------------------

          The election of the Company to redeem any Debt Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and, in the case of any redemption at the election of the Company of less than all the Debt Securities of any series, of the principal amount of Debt Securities of that series to be redeemed.

     SECTION 1103.  Selection by Trustee of Debt Securities to be Redeemed.
                    ------------------------------------------------------

          If less than all the Debt Securities of any series with the same issue date and Stated Maturity are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of that series not previously called for redemption, by such method as specified in the Officers' Certificate or supplemental indenture referred to in Section 301 or, if not so specified, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $100,000 or an integral multiple of $1,000 above $100,000) of the principal of Debt Securities of that series of a denomination larger than $100,000. The portions of the principal of Debt Securities of that series so selected for partial redemption shall be equal to the smallest authorized denomination of the Debt Securities of that series or an integral multiple of $1,000 above $100,000. The portion of the principal of any Debt Security not redeemed shall not be less than the smallest authorized denomination of the Debt Securities of that series.

          The Trustee shall promptly notify the Company and each Debt Securities Registrar in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal of such Debt Security which has been or is to be redeemed.

     SECTION 1104.  Notice of Redemption.
                    --------------------

          Notice of redemption shall be given in the manner provided in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date unless a shorter period is specified in the Debt Security of the series to be redeemed, to each Holder of Debt Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Debt Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Debt Securities or portion thereof.

          Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives the notice.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price and the amount of accrued interest, if any, to be paid,

          (3) if less than all the Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (4) in case any Debt Security is to be redeemed in part only, the notice which relates to such Debt Security shall state that on and after the Redemption Date, upon surrender of such Debt Security, the Holder will receive, without charge, a new Debt Security or Debt Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that on the Redemption Date the Redemption Price and accrued interest, if any, will become due and payable upon each such Debt Security to be redeemed and, if applicable, that the interest thereon will cease to accrue on and after said date,

          (6) the place or places where such Debt Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

          (7)  the conversion rights, if any, pertaining to such Debt
     Securities.

          Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

     SECTION 1105.  Deposit of Redemption Price.
                    ---------------------------

          Prior to each Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof which are to be redeemed on that date.

     SECTION 1106.  Debt Securities Payable on Redemption Date.
                    ------------------------------------------

          Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that
                                                       --------  -------
notwithstanding any other provision of this Indenture and unless otherwise specified in the Officers' Certificate or supplemental indenture referred to in
Section 301 with respect to such Debt Security, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof in which case the provisions of Section 307 shall apply) to the Holders of such Debt Securities or one or more Predecessor Debt Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest, to the extent lawful, from the Redemption Date at the rate borne by the Debt Security.

     SECTION 1107.  Debt Securities Redeemed in Part.
                    --------------------------------

          Any Debt Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge a new Debt Security or Debt Securities of any authorized denomination of the same series as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered. If a Global Debt Security is so surrendered, such new Debt Security so issued shall be a new Global Debt Security.

                                ARTICLE TWELVE

                                  SINKING FUND

     SECTION 1201.  Mandatory and Optional Sinking Fund Payments.
                    --------------------------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of any series, except as otherwise permitted or required by any form of Debt Security of that series issued pursuant to this Indenture.

          The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT", and any payment in excess of that minimum amount provided for by the terms of Debt Securities of that series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT". If provided for by the terms of Debt Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of that series.

     SECTION 1202.  Satisfaction of Sinking Fund Payments with Debt Securities.
                    ----------------------------------------------------------

          The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of any series to be made pursuant to the terms of such Debt Securities as provided for by the terms of that series, (1) deliver Outstanding Debt Securities of that series (other than any of such Debt Securities previously called for redemption or any of such Debt Securities in respect of which cash shall have been released to the Company),
(2) apply as a credit Debt Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of that series of Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, provided that such
                                                        --------
series of Debt Securities have not been previously so credited and (3) apply as a credit Debt Securities of that series which have been converted or exchanged into Common Stock or Debt Securities of another series pursuant to the terms of that series of Debt Securities, provided that such series of Debt Securities
                                --------
have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Debt Securities of any series in lieu of cash payments pursuant to this Section, the principal amount of Debt Securities of that series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Debt Securities of that series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that
                                                         --------  -------
the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Debt Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

     SECTION 1203.  Redemption of Debt Securities for Sinking Funds.
                    -----------------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Debt Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 1106 and 1107.

                              ARTICLE THIRTEEN

                         CONVERSION OF DEBT SECURITIES

     SECTION 1301.  Conversion Privilege.
                    --------------------

          Conversion of Debt Securities of any series into Common Stock of the Company as permitted by the terms of such Debt Securities shall be made in accordance with the terms of such Debt Securities and this Article. "COMMON STOCK" used herein in Article Thirteen means the Common Stock of the Company on the date the Debt Securities of such series are issued. Notwithstanding the foregoing, and in order to protect the Company's status as a REIT, a Holder may not convert any Debt Security, and any such Debt Security shall not be convertible by any Holder, if as a result of such conversion any Person would then be deemed to Beneficially Own more than 9.9% of the outstanding stock of the Company. Except as otherwise set forth herein, the Trustee shall have no duties or responsibilities in respect of the conversion privilege or of any matter relating thereto, including without limitation the determination of the conversion price or any adjustment thereto.

     SECTION 1302.  Exercise of Conversion Privilege.
                    --------------------------------

          In order to exercise the conversion privilege, the Holder of any Debt Security of any series to be converted shall surrender such Debt Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Debt Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Debt Securities surrendered for conversion during the period from the close of business on any Regular Record Date for the payment of interest on the Debt Securities of that series to the opening of business on the Interest Payment Date for such interest shall (except in the case of Debt Securities of that series or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Debt Securities being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debt Securities of that series surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

          Debt Securities of any series shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Debt Security for conversion in accordance with the foregoing provisions, and at such time the rights of the Holder of such Debt Security as Holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at said office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1303.

          In the case of any Debt Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Debt Security or Debt Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Debt Security.

     SECTION 1303.  Fractions of Shares.
                    -------------------

          No fractional shares of Common Stock shall be issued upon conversion of Debt Securities. If more than one Debt Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debt Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Debt Security or Debt Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price per share of Common Stock on the day of conversion. The closing price shall be the reported last sale price of the Common Stock on the New York Stock Exchange -- Composite Transactions or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on the New York Stock Exchange, or if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     SECTION 1304.  Adjustments of Conversion Price.
                    -------------------------------

          (1) In the case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock after the issuance of a Debt Security entitled to exercise the conversion privilege, the conversion price of such Debt Security in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

          (2) In case the Company shall issue, after the issuance of a Debt Security entitled to the conversion privilege, rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price for such Debt Security in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, that if all the shares of Common Stock offered for subscription or purchase are not subscribed for or purchased, upon the expiration of such rights or warrants the conversion price shall be immediately readjusted to what would have been the conversion price had the above-referenced fraction been calculated with reference to the actual number of shares of Common Stock subscribed for or purchased rather than the number of shares of Common Stock offered for subscription or purchase. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. For purposes of this paragraph (2), the granting of the right to purchase shares of Common Stock pursuant to any shareholder rights plan, any dividend or interest reinvestment plan and/or any Common Stock purchase plan providing for the reinvestment of dividends or interest payable on securities of the Company and/or the investment of periodic optional payments at a price per share of not less than 95 percent of the current market price per share (determined as provided in such plans) of the Common Stock (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall be deemed not to constitute an issue of rights or warrants by the Company within the meaning of this paragraph (2).

          (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock after the issuance of a Debt Security entitled to the conversion privilege, the conversion price for such Debt Security in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price of such Debt Security in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) In case the Company shall, after the issuance of a Debt Security entitled to the conversion privilege, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in paragraph (1) of this Section, any rights or warrants referred to in paragraph
(2) of this Section and any dividend or distribution not prohibited by Section 1007 hereof), the conversion price of such Debt Security shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (5) The reclassification (including any reclassification upon a consolidation or merger in which the Company is the continuing corporation) of Common Stock into securities including other than Common Stock shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

          (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 15 consecutive Business Days selected by the Company commencing not less than 20 nor more than 30 Business Days before the day in question. The closing price for each day shall be determined in the manner set forth in Section 1303.

          (7) The Company may from time to time reduce, in addition to those required by paragraphs (1), (2), (3) and (4) of this Section, the conversion price of Debt Securities of any series by any amount for any period if the period is at least 20 days and if the reduction is irrevocable during the period.

          (8) Notwithstanding the provisions of this Article, the conversion price per share shall not be reduced to less than the par value thereof as a result of any adjustment made hereunder.

          (9) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustment which by reason of this paragraph
       --------  -------
(9) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Thirteen shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

     SECTION 1305.  Notice of Adjustments of Conversion Price.
                    -----------------------------------------

          Whenever the conversion price of any Debt Security is adjusted as herein provided:

          (a) the Company shall compute the adjusted conversion price in accordance with Section 1304 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Debt Securities.

          (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall be mailed by the Company to the Trustee and the Holders of Debt Securities for which the conversion price has been adjusted as herein provided.

     SECTION 1306.  Notice of Certain Corporate Action.
                    ----------------------------------

          In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its consolidated earnings or retained earnings; or

          (b) the Company shall authorize the granting to all the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than a dividend or distribution payable in cash out of the consolidated earnings or retained earnings of the Company); or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock); or

          (d) of the voluntary or involuntary dissolution liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debt Securities, and shall cause to be mailed to the Holders of Debt Securities entitled to the conversion privilege as herein provided, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, dissolution, liquidation or winding up.

     SECTION 1307.  Taxes on Conversions.
                    --------------------

          The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debt Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Debt Security or Debt Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

                                ARTICLE FOURTEEN

                            RESTRICTIONS ON TRANSFER

     SECTION 1401.  Restrictions on Transfer.
                    ------------------------

          Any transfer of Debt Securities that, if effective, would result in any Person becoming the Beneficial Owner of more than 9.9% of the outstanding stock of the Company shall be deemed void ab initio, and the intended transferee
                                          ---------
shall be deemed never to have had an
interest therein. The Trustee shall have no duty, responsibility or liability in connection with the observation or enforcement of the aforementioned restriction on transfer or the consequences of any breach or violation of such restriction or the correction of any such breach or violation.

                                  * * * * * *


          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                              NATIONWIDE HEALTH PROPERTIES, INC.


                              By ___________________________
                                 R. Bruce Andrews
                                 President and Chief
                                 Executive Officer


                              Trustee,

                              THE BANK OF NEW YORK



                              By ___________________________
                                 Name:
                                 Title:

                                      S-1